German American Symbol: GABC January 29 – 30, 2020 Janney West Coast CEO Forum

Presented By Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2018 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $4.4 Billion Total Banking Assets • $1.6 Billion Investment and Trust Assets Under Management • $60 Million Annual Insurance Premiums • 850+ FTEs • 76 Banking Offices 4

Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR INDIANA EMPLOYERS:

Education

- Indiana University
- Indiana University Southeast
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care

- Indiana University Health
- Baptist Health Floyd Hospital
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Health System
- Good Samaritan Hospital
- King's Daughters' Hospital
- Margaret Mary Hospital and Health
- Memorial Hospital
- St Vincent's Medical Center

Manufacturing & Logistics

- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- Batesville Services Inc
- Berry Global
- Best Chairs Inc
- Costco Home & Office Products
- Cummins, Inc. (Cummins Diesel)
- Faurecia Gladstone
- Grote Industries Inc
- Hillenbrand Inc
- Honda Manufacturing LLC
- Jasper Engines & Transmissions
- Kimball Electronics
- Kimball International, Inc.
- Koch Enterprises, Inc.
- Lowe's Distribution Center
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- TMMI
- Walmart Distribution Center
- Waupaca Foundry Inc
- Valeo Sylvania LLC

Life Sciences & Technology

- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition
- Samtec

Energy

- Duke Energy
- Vectren

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Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR KENTUCKY EMPLOYERS:

Education
- University of Kentucky
- Western Kentucky University
- Daviess County Public School System
- Fayette County Public Schools
- Warren County Public Schools

Health Care & Social Assistance
- Owensboro Health Regional Hospital
- Commonwealth Health Corp
- Baptist Health Lexington
- Family Bluegrass
- Federal Medical Center
- Lexington Clinic Pfc
- St. Joseph East Emergency
- St. Joseph Hospital
- UK Advance Eye Care
- UK Albert B Chandler Hospital
- US Veterans Medical Ctr
- VA Medical Center- Leestown

Manufacturing & Logistics
- Bowling Green Metal Forming
- Fruit of the Loom
- Ashland Oil Corporate Headquarters
- Lexmark International Inc
- General Motors Co
- UPS Customer Center
- Lockheed Martin
- Conduent, Inc.

Retail
- Amazon
- Houchens Industries

Government
- Lexington-Fayette Urban County

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Indiana 7

Kentucky 8

Capitalize upon Market Strength & Growth Indiana Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share*** Position*** Branches Heritage Markets* $ 5,300,573 34% #1 31 Evansville/Newburgh $ 4,830,382 10% #3 8 Bloomington $ 2,474,524 9% #4 3 Columbus $ 1,297,390 11% #3 5 Louisville MSA (Indiana Portion)** $ 3,260,863 5% #8 5 Total Indiana Growth $ 11,863,159 Markets * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/19 Statistics. 9

Capitalize upon Market Strength & Growth Kentucky Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share* Position* Branches* Owensboro $ 2,719,563 5% #6 3 Bowling Green $ 2,679,918 10% #4 6 Lexington $ 7,899,671 .2% #25 2 Total Kentucky $ 13,299,152 Growth Markets * German American deposits adjusted to include Citizens First Bank (merger completed 7/1/19) deposit market share, market share position, and branches Source: FDIC 06/30/19 Statistics 10

History of Superior Financial Performance Ten Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 15 Consecutive Fiscal Years Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for Past 4 Years ($1 - $5 billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 11

Financial Trends 12

Total Assets Annualized Return on Assets $5,000 $4,500 $4,397 $3,929 $4,000 $3,500 $3,144 $2,956 $3,000 $2,500 $2,374 $2,000 1.43% 1.33% 1.35% 1.38% 1.24% $1,500 $1,000 $500 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Millions) 13

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $3,250 $3,077 $3,000 $2,728 $2,750 $2,500 $2,250 $2,142 $1,990 $2,000 $1,750 $1,564 $1,500 $1,250 $1,000 82% 81% 81% 78% 80% $750 $500 $250 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Millions) 14

Loan Portfolio Composition as of December 31, 2019 Total Loans $3,077.1 million Residential Mortgage Loans, Construction & Development $ 309.8 million, 10% Loans, Home Equity Loans, $ 189.1 million, 6% $ 226.9 million, 7% Agricultural Loans, Consumer Loans, $ 397.7 million, 13% $ 65.8 million, 2% Commercial & Industrial Loans, Commercial Real Estate Owner $ 544.0 million, 18% Occupied, $ 360.7 million, 12% Multi-Family Residential Properties, $ 235.9 million, 8% Commercial Real Estate Non- Owner Occupied, $ 747.2 million, 24% 15

Non-Performing Assets to Total Assets 2.50% 2.00% 1.50% 1.00% 0.84% 0.76% 0.48% 0.45% 0.46%* 0.50% 0.15% 0.38% 0.14% 0.34% 0.33% 0.00% 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 GABC Peer Group *Peer Group Information as of 9/30/19 16

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,500 $3,430 $3,073 $3,000 $2,484 $2,500 $2,350 $2,000 $1,826 $1,500 83% 84% 84% 81% 82% $1,000 $500 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Millions) 17

Deposit Composition as of December 31, 2019 Total Deposits $3,430.0 million Non-Interest Bearing Demand, $833.0 million, 24% Interest Bearing Demand, Savings & Money Market, $1,965.6 million, 57% Cost of Funds 2015 0.28% 2016 0.32% 2017 0.40% 2018 0.61% Time Deposits, $631.4 million, 19% 2019 0.83% 18

Total Shareholders’ Equity Annualized Return on Equity $650 $600 $574 $550 $500 $459 $450 $400 $365 $350 $330 $300 $252 $250 12.47% 12.07% 11.41% $200 10.94% 11.59% $150 $100 $50 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Millions) 19

Net Interest Income Net Interest Margin (Tax-Equivalent) $160,000 $145,225 $140,000 $120,000 $114,610 $99,909 $100,000 $94,904 3.92% $80,000 $75,552 3.75% 3.76% 3.75% $60,000 3.70% $40,000 $20,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Thousands) 20

Non-Interest Income Non-Interest Income as % of Total Revenue $50,000 $45,501 $45,000 $40,000 $37,070 $35,000 $32,013 $31,854 $30,000 $27,444 $25,000 26% 24% 24% $20,000 23% 24% $15,000 $10,000 $5,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Thousands) 21

Non-Interest Expense Efficiency Ratio $120,000 $114,162 $100,000 $93,553 $80,000 $76,587 $77,803 $61,326 $60,000 60.6% 59.0% 58.3% 57.6% $40,000 56.8% $20,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Thousands) 22

Net Income & Earnings Per Share Earnings Per Share* $59,222 $60,000 $50,000 $46,529 $40,676 $40,000 $35,184 $30,064 $30,000 $2.29 $1.99 $1.77 $1.57 $20,000 $1.51 $10,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 23

Why Invest in GABC? 24

Why Invest in GABC? * GABC Earnings Per Share Growth $2.29 $1.99 $1.77 $1.51 $1.57 $1.43 $1.27 $1.32 $1.07 $0.81 As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 25

Why Invest in GABC? * GABC Tangible Book Value Per Share $16.49 $13.82 $13.45 $11.94 $11.57 $10.40 $8.62 $8.92 $7.64 $6.55 As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 26

Why Invest in GABC? * GABC Stock Price Appreciation $35.07 $35.33 $35.62 $27.77 $22.21 $20.35 $18.95 $14.48 $12.28 $12.13 As of 12/31 for years shown *Stock Price adjusted for 3-for-2 stock split completed in 2017 27

Why Invest in GABC? • Increasing long-term institutional ownership • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity 28

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 29